              1991 EXECUTIVE STOCK OPTION AND RESTRICTED STOCK PLAN
                                       OF
                                  MANPOWER INC.
               (AMENDED AND RESTATED EFFECTIVE FEBRUARY 23, 1998)


                               PURPOSE OF THE PLAN

         The purpose of the Plan is to attract and retain superior Employees, to provide a stronger incentive for such Employees to put forth maximum effort for the continued success and growth of the Company and its Subsidiaries, and in combination with these goals, to encourage stock ownership in the Company by Employees. The Board of Directors of the Company believes the Plan will promote continuity of management and increased incentive and personal interest in the welfare of the Company among participating Employees.


                                    SECTION A

1.  GENERAL

         This Section A of the Plan sets out the terms of the Plan applicable to all Employees except those Employees employed in the United Kingdom to whom the terms of Section B of the Plan apply.

2.  DEFINITIONS

         Unless the context otherwise requires, the following terms shall have the meanings set forth below:

                  (a) "CER" shall mean a cash equivalent right granted in connection with a Purchase Right pursuant to Paragraph 10 of the Plan.

                  (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (c) "Committee" shall mean the Committee of the Board of Directors constituted as provided in Paragraph 4 of the Plan.

                  (d) "Company" shall mean Manpower Inc., a Wisconsin corporation.

                  (e) "Disability" shall mean a physical or mental incapacity which, as determined by the Committee, results in a Holder ceasing to be an Employee.

                  (f) "Employee" shall mean an individual who is an employee of the Company or a Subsidiary.


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                  (g) "Exchange Act" shall mean the Securities Exchange Act of
         1934, as amended.

                  (h) "Holder" shall mean an Employee to whom an Option or Purchase Right has been granted.

                  (i) "Incentive Stock Option" shall mean an option to purchase Shares which complies with the provisions of Section 422 of the Code.

                  (j) "Market Price" shall mean the closing sale price of a Share on the New York Stock Exchange as reported in the Midwest Edition of The Wall Street Journal, or such other market price as the Committee may determine in conformity with pertinent law and regulations of the Treasury Department.

                  (k) "Nonstatutory Stock Option" shall mean an option to purchase Shares which does not comply with the provisions of Section 422 of the Code or which is designated as such pursuant to Paragraph 6 of the Plan, including such an option granted to an individual who is an Employee of a Subsidiary other than a subsidiary corporation of the Company as defined in Section 424(f) of the Code.

                  (l) "Option" shall mean an Incentive Stock Option or Nonstatutory Stock Option granted under the Plan.

                  (m) "Option Agreement" shall mean the agreement between the Company and an Employee whereby an Option is granted to such Employee.

                  (n) "Plan" shall mean the 1991 Executive Stock Option and Restricted Stock Plan of the Company.

                  (o) "Purchase Right" shall mean a right to purchase Shares granted pursuant to Paragraph 9 of the Plan.

                  (p) "Purchase Right Agreement" shall mean the agreement between the Company and an Employee whereby a Purchase Right is granted to such Employee.

                  (q) "Purchaser" shall mean a Holder who has exercised a Purchase Right and purchased Shares pursuant thereto.

                  (r) "SAR" shall mean a stock appreciation right granted in tandem with an Incentive Stock Option or a Nonstatutory Stock Option pursuant to Paragraph 6 of the Plan.

                  (s) "Share" shall mean the $0.01 par value common stock of the Company.

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                  (t) "Subsidiary" shall mean any subsidiary of the Company, including without limitation, a subsidiary corporation of the Company as defined in Section 424(f) of the Code.

                  (u) "Triggering Event" shall mean the first to occur of any of the following:

                           (1) the acquisition (other than from the Company), by
                  any person, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), directly or indirectly, of beneficial ownership (within the meaning of Exchange Act Rule 13d-3) of 20% or more of the then outstanding shares of common stock of the Company or voting securities representing 20% or more of the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors; provided, however, no Triggering Event shall be deemed to have occurred as a result of an acquisition of shares of common stock or voting securities of the Company (i) by the Company, any of its Subsidiaries, or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries or (ii) by any other corporation or other entity with respect to which, following such acquisition, more than 60% of the outstanding shares of the common stock, and voting securities representing more than 60% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, of such other corporation or entity are then beneficially owned, directly or indirectly, by the persons who were the Company's shareholders immediately prior to such acquisition in substantially the same proportions as their ownership, immediately prior to such acquisition, of the Company's then outstanding common stock or then outstanding voting securities, as the case may be; or

                           (2) any merger or consolidation of the Company with
                  any other corporation, other than a merger or consolidation which results in more than 60% of the outstanding shares of the common stock, and voting securities representing more than 60% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, of the surviving or consolidated corporation being then beneficially owned, directly or indirectly, by the persons who were the Company's shareholders immediately prior to such acquisition in substantially the same proportions as their ownership, immediately prior to such acquisition, of the Company's then outstanding common stock or then outstanding voting securities, as the case may be; or

                           (3) any liquidation or dissolution of the Company or
                  the sale or other disposition of all or substantially all of the assets of the Company; or

                           (4) individuals who, as of the date this Plan is
                  adopted by the Board of Directors of the Company, constitute the Board of Directors of the Company (as of such date, the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided, however, that any person becoming a director

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                  subsequent to the date this Plan is adopted by the Board of
                  Directors of the Company whose election, or nomination for election by the shareholders of the Company, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest which was (or, if threatened, would have been) subject to Exchange Act Rule 14a-11; or

                           (5) the Company shall enter into any agreement
                  (whether or not conditioned on shareholder approval) providing for or contemplating, or the Board of Directors of the Company shall approve and recommend that the shareholders of the Company accept, or approve or adopt, or the shareholders of the Company shall approve, any acquisition that would be a Triggering Event under clause (1), above, or a merger or consolidation that would be a Triggering Event under clause
                  (2), above, or a liquidation or dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company; or

                           (6) whether or not conditioned on shareholder
                  approval, the issuance by the Company of common stock of the Company representing a majority of the outstanding common stock, or voting securities representing a majority of the combined voting power of the outstanding voting securities of the Company entitled to vote generally in the election of directors, after giving effect to such transaction.

Following the occurrence of an event which is not a Triggering Event whereby there is a successor holding company to the Company, or, if there is no such successor, whereby the Company is not the surviving corporation in a merger or consolidation, the surviving corporation or successor holding company (as the case may be), for purposes of this definition, shall thereafter be referred to as the Company.

         Words importing the singular shall include the plural and vice versa and words importing the masculine shall include the feminine.

3.  SHARES RESERVED UNDER PLAN

         The aggregate number of Shares which may be issued or sold under the Plan and which are subject to outstanding Options or Purchase Rights at any time shall not exceed 3,625,000 Shares, which may be treasury Shares or authorized but unissued Shares, or a combination of the two, subject to adjustment as provided in Paragraph 15 hereof; provided, however, in no event shall the number of Shares sold through the exercise of Purchase Rights granted under the Plan and the number of Shares subject to outstanding Purchase Rights at any time exceed in the aggregate more than 1,000,000 Shares (subject to adjustment as provided in Paragraph 15 hereof). Any Shares subject to an Option or Purchase Right which expires or terminates for any

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reason (whether by voluntary surrender, lapse of time, termination of employment or otherwise) and is unexercised as to such Shares, and any Shares repurchased by the Company pursuant to the restriction provisions set forth in Paragraph 9, below, may again be the subject of an Option or Purchase Right under the Plan subject to the limits set forth above. The Holder of an Option shall be entitled to the rights and privileges of ownership with respect to the Shares subject to the Option only after actual purchase and issuance of such Shares pursuant to exercise of all or part of an Option.

4.  ADMINISTRATION OF THE PLAN

         The Plan shall be administered by the Committee. The Committee shall be so constituted as to permit the Plan to comply with Rule 16b-3 of the Exchange Act or any successor rule or other regulatory requirements. The members of the Committee shall be appointed from time to time by the Board of Directors. A majority of the Committee shall constitute a quorum thereof and the acts of a majority of the members present at any meeting of the Committee of which a quorum is present, or acts approved in writing by a majority of the entire Committee, shall be the acts of the Committee.

         The Committee shall have sole authority in its discretion, but always subject to the express provisions of the Plan, to determine the purchase or exercise price of the Shares covered by each Option or Purchase Right, the Employees to whom and the time or times at which Options and Purchase Rights shall be granted, the number of Shares to be subject to each Option or Purchase Right, and the extent to which Options and Purchase Rights may be exercised in installments; to interpret the Plan; to prescribe, amend, and rescind rules and regulations pertaining to the Plan; to determine the terms and provisions of the respective Option Agreements and Purchase Right Agreements; and to make all other determinations and interpretations deemed necessary or advisable for the administration of the Plan. The Committee's determination of the foregoing matters shall be conclusive and binding on the Company, all Employees, all Holders, all Purchasers and all other persons.

5.  ELIGIBILITY

         Only Employees shall be eligible to receive Options and Purchase Rights under the Plan. In determining the Employees to whom Options and Purchase Rights shall be granted and the number of Shares to be covered by each Option or Purchase Right, the Committee may take into account the nature of the services rendered by the respective Employees, their present and potential contributions to the success of the Company, and other such factors as the Committee in its discretion shall deem relevant. Options and Purchase Rights may be granted to Employees who are foreign nationals on such terms and conditions different from those specified in the Plan as the Committee considers necessary or advisable in order to achieve the objectives of the Plan or to comply with applicable laws, including, at the Committee's sole discretion, the setting of equivalent exercise and/or purchase prices in both U.S. dollars and the local currency of such an Employee. An Employee who has been granted an Option or Purchase Right under the Plan may be granted additional Options or Purchase Rights under the Plan if the Committee shall so determine. In addition, the Committee may at any time, regardless of the then current fair market

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value of the Shares, grant new Options to an Employee in exchange for the surrender, at the option of the Employee, of a previously granted Option. The Company shall effect the granting of Options and Purchase Rights under the Plan by execution of, respectively, Option Agreements and Purchase Right Agreements in such form as shall be approved by the Committee. No Option or Purchase Right may be granted under the Plan to any person who is then a member of the Committee.


6.  OPTIONS:  GENERAL PROVISIONS

                  (a) Types of Options. An Option to purchase Shares granted pursuant to this Plan shall be specified to be either an Incentive Stock Option (as described in Paragraph 7) or a Nonstatutory Stock Option (as described in Paragraph 8). An Option Agreement executed pursuant to this Plan may include both an Incentive Stock Option and a Nonstatutory Stock Option, provided each Option is clearly identified as either an Incentive Stock Option or a Nonstatutory Stock Option. An Option Agreement executed pursuant to this Plan shall in no event provide for the grant of a tandem Option, wherein two Options are issued together and the exercise of one affects the right to exercise the other.

                  (b) General Exercise Period. No Option granted under this Plan shall provide for its exercise earlier than six (6) months from its date of grant. The Committee may, in its discretion, (i) require that a Holder be employed by the Company or a Subsidiary for a designated number of years prior to the exercise by the Holder of any Option or portion of an Option granted under this Plan, and (ii) determine the periods during which Options or portions of Options may be exercised by a Holder. Any of the foregoing requirements or limitations, including the limitation contained in the first sentence of this Subparagraph 6(b), subsequently may be reduced or waived by the Committee in its discretion, unless such reduction or waiver is prohibited by the Code or other applicable law. Notwithstanding any limitation established by the Committee on the exercise of any Option or anything else to the contrary herein contained, upon the occurrence of a Triggering Event, all outstanding Options shall become immediately exercisable; provided, however, that no Option shall be exercisable more than ten years after the date of its grant.

                  (c) Stock Appreciation Rights. Stock appreciation rights ("SARs") may be granted in tandem with Incentive Stock Options and Nonstatutory Stock Options and each SAR granted under this Plan shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose, including the following:

                           (1) A SAR shall be exercisable only to the extent the
                  underlying Option is exercisable.

                           (2) A SAR shall expire no later than the expiration
                  of the underlying Option.

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                           (3) A SAR shall be transferable only when the
                  underlying Option is transferable, and under the same conditions.

                           (4) A SAR shall entitle the Holder to receive from
                  the Company, in exchange for the surrender of an Option as to all or any portion of the Shares subject thereto, that number of full Shares having an aggregate Market Price, as of the date of surrender, substantially equal to (but not more than) the excess of the Market Price of one Share on the business day immediately preceding the date of surrender (the "Valuation Date") over the option exercise price specified with respect to such Option as set forth in the applicable Option Agreement, multiplied by the number of Shares as to which the Option is surrendered. In the discretion of the Committee, cash may be paid in lieu of issuing fractional Shares. However, the Company, as determined in the sole discretion of the Committee, shall be entitled to elect to settle its obligation arising out of the exercise of a SAR by the payment of cash equal to the aggregate Market Price of the Shares it would otherwise be obligated to deliver, or by the issuance of a combination of Shares and cash, in the proportions determined by the Committee, equal to the aggregate Market Price of the Shares the Company would otherwise be obligated to deliver.

                           (5) A SAR can be exercised only when there is a
                  positive spread, i.e., when the Market Price of the Shares subject to the Option exceeds the exercise price of such Option. A SAR can be exercised only at such times expressly permitted by Rule 16b-3 of the Exchange Act and such other securities laws as may be applicable to the exercise of such SAR.

                  (d) Payment of Exercise Price. The purchase or exercise price shall be payable in whole or in part in cash, Shares, other property, or such other consideration consistent with the Plan's purpose and applicable law as may be determined by the Committee from time to time, and, unless otherwise determined by the Committee, such price shall be paid in full at the time that an Option is exercised. If the Holder elects to pay all or a part of the purchase or exercise price in Shares, such Holder may make such payment by (i) delivering to the Company a number of Shares already owned by the Holder equal in value to the purchase or exercise price, or (ii) such other method as the Committee may approve. All Shares so withheld or delivered shall be valued at their Market Price on the business day immediately preceding the day on which such Shares are withheld or delivered.

7.  INCENTIVE STOCK OPTIONS

         This Paragraph sets forth the special provisions that govern Incentive Stock Options granted under this Plan. Any Incentive Stock Option granted under this Plan may, if so expressly stated in the Option Agreement pertaining to such Option, include a SAR, as described in Subparagraph 6(c), above.

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                  (a) Maximum Calendar Year Grant to Any Employee. The aggregate fair market value (determined at the time the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Holder during any calendar year under this Plan (and under all other plans of the Company or any Subsidiary) shall not exceed $100,000, and/or any other limit as may be prescribed by the Code from time to time.

                  (b) Option Exercise Price. The per share purchase price of the Shares under each Incentive Stock Option granted pursuant to this Plan shall be determined by the Committee but shall not be less than one hundred percent (100%) of the fair market value per Share on the date of grant of such Option. The fair market value per Share on the date of grant shall be the Market Price for the business day immediately preceding the date of grant of such Option.

                  (c) Grant and Exercise Period. No Incentive Stock Option shall
         (i) be granted after ten (10) years from the date this Plan is adopted by the Company's Board of Directors, or (ii) be exercisable after the expiration of ten (10) years from its date of grant. Every Incentive Stock Option which has not been exercised within ten years of its date of grant shall lapse upon the expiration of said ten-year period unless it shall have lapsed at an earlier date.

8.  NONSTATUTORY STOCK OPTIONS

         This Paragraph sets forth the special provisions that govern Nonstatutory Stock Options granted under this Plan. Any Nonstatutory Stock Option granted under this Plan may, if so expressly stated in the Option Agreement pertaining to such Option, include a SAR, as described in Subparagraph 6(c), above, either at the time of grant or by subsequent amendment of the Option Agreement.

                  Option Exercise Price. The per share purchase price of the Shares under each Nonstatutory Stock Option granted pursuant to this Plan shall be determined by the Committee but shall not be less than fifty percent (50%) of the fair market value per Share on the date of grant of such Option. The fair market value per Share on the date of grant shall be the Market Price for the business day immediately preceding the date of grant of such Option.

9.  PURCHASE RIGHTS

                  (a) Grant of Purchase Rights. The Committee may grant Purchase Rights under the Plan to such Employees as it may determine, and a Purchase Right Agreement shall be executed by the Company to effect each grant of a Purchase Right. Any Purchase Right granted under this Plan may include a CER, which may be granted either at the time of grant of the Purchase Right or subsequent thereto, as provided in Paragraph 10, below.

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                  (b) Exercise. The Committee in its absolute discretion shall determine the period during which a Holder shall have the right to exercise a Purchase Right granted under this Plan; provided, however, that such period shall in no event exceed sixty (60) days after the date of grant of the Purchase Right by the Committee. A Holder may exercise a Purchase Right as to all or any part of the Shares subject to such Purchase Right. Shares sold pursuant to Purchase Rights shall sometimes be referred to hereinafter as "Restricted Shares."

                  (c) Purchase Price. The purchase price at which each Share shall be sold to Employees pursuant to Purchase Rights granted hereunder shall be determined by the Board of Directors, but shall not be less than $0.01 per share.

                  (d) Restrictions. All Shares sold pursuant to Purchase Rights shall be subject to the following restrictions:

                           (1) The Restricted Shares may not be sold, assigned,
                  conveyed, donated, pledged, transferred or otherwise disposed of or encumbered for the period described in Subparagraph
                  (d)(2), below, subject to the provisions of Subparagraph
                  (d)(4), below. In the event that a Purchaser shall sell, assign, convey, donate, pledge, transfer or otherwise dispose of or encumber any Restricted Shares, the Company shall have the right and option, in addition to such other rights and remedies available to it (including the right to restrain or set aside such transfer), exercisable by written notice to the transferee thereof at any time within ninety (90) days after its discovery of such transaction, to repurchase for cash all or any part of such Restricted Shares at an amount equal to the price paid for such Restricted Shares by the Purchaser (the "Repurchase Price").

                           (2) The nature and extent of any additional
                  restrictions and the period for which shares shall be restricted (the "Restricted Period") shall be determined by the Committee; provided, however, that the Restricted Period shall expire in not less than three nor more than seven consecutive years measured from the day of the month in which such shares are purchased. Except as otherwise determined by the Committee, the Restricted Period shall be seven years and the restrictions imposed upon such Restricted Shares shall automatically lapse as to one-fifth of such Restricted Shares on the last day of each of the third, fourth, fifth, sixth and seventh years after the date of purchase of such Restricted Shares.

                           (3) Except as provided in Subparagraph (d)(4), below,
                  in the event that a Purchaser's employment with the Company or a Subsidiary is terminated for any reason, the Company shall have the right for ninety (90) days following the termination of such employment to buy for cash any or all of the Restricted Shares held by such terminating Purchaser which on the date of such termination of employment are subject to the restrictions imposed thereon by virtue of this Subparagraph
                  (d). All such Restricted Shares shall be repurchased at the Repurchase Price.


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                           (4) In the event a Purchaser hereunder terminates his
                  employment with the Company or a Subsidiary because of normal retirement (as defined in the Manpower Inc. Retirement Plan or any successor plan providing retirement benefits), death, Disability, early retirement with the consent of the Committee, or for other reasons determined by the Committee in its sole discretion to be appropriate, then the Company shall not have the right to repurchase any of the Restricted Shares pursuant to Subparagraph (d)(3), above, and all such restrictions which would otherwise be in effect by virtue of this Subparagraph (d) shall immediately terminate.

                           (5) Prior to the lapse, expiration or other
                  termination of the Restricted Period, Purchasers shall have the right to vote Restricted Shares, the right to receive and retain all regular cash dividends (and such other distributions as the Committee may designate) paid or distributed on Shares and all other rights as a holder of Shares, except that the Company will retain custody of the stock certificates representing Restricted Shares during the Restricted Period.

                           (6) Notwithstanding anything to the contrary herein
                  contained, upon the occurrence of a Triggering Event, the restrictions provided in this Subparagraph (d) applicable to any Restricted Shares then held by a Purchaser (or to Restricted Shares that could be acquired upon the exercise of a Purchase Right then held by a Holder) shall immediately lapse, and all such Restricted Shares shall be treated as Shares of the Company and the holders thereof shall be entitled to receive the same consideration thereupon, if any, payable to the holders of outstanding Shares of the Company in connection with the Triggering Event.

10.  CASH EQUIVALENT RIGHTS

         A cash equivalent right ("CER") may be granted by the Committee in connection with the award of Purchase Rights under the Plan. A CER granted under the Plan shall entitle a Purchaser of Restricted Shares to a cash payment in an amount and at such time as set forth under Subparagraph 10(a), below. The Committee may grant a CER at any time from the date of grant of a Purchase Right, through and including the time of the exercise of a Purchase Right, or at any time thereafter up to, and including, any date thirty (30) days after the date of the lapse, expiration or other termination of the restrictions on Restricted Shares imposed under Subparagraph 9(d), above.

                  (a) Amount and Time of Payment. Not later than ninety (90) days after (i) the date of the lapse, expiration or other termination of the restrictions on Restricted Shares imposed under Subparagraph 9(d), above, or (ii) if a Purchaser shall make an election under
         Section 83(b) of the Code as to Restricted Shares purchased hereunder, the date of notice to the Company of such election, the holder of a CER shall be entitled to receive from the Company a cash amount up to 100% of the excess of the Market Price on the Recognition Date over the price paid by the Purchaser for a Restricted Share, multiplied



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         by the number of Restricted Shares so released from restrictions or as to which a Section 83(b) election is made. The "Recognition Date" shall be the date of the lapse, expiration or other termination of the restrictions on the Restricted Shares, except that in the case of an election by the Purchaser under Section 83(b) of the Code, the "Recognition Date" shall be the date of purchase of the Restricted Shares as to which such election is made.

                  (b) Repurchase of Shares. In the event the Company shall be entitled to buy all or any part of the Restricted Shares purchased by a Purchaser, and the Company shall exercise such right to repurchase such Restricted Shares, the CERs theretofore granted to such Purchaser with respect to such repurchased Restricted Shares shall automatically be cancelled forthwith and have no further force or effect; provided, however, that any CER cash amounts paid prior to such termination as a result of a Section 83(b) election under the Code by the Purchaser shall not be recoverable by the Company, and the Purchaser shall not be liable therefor. The filing by the Purchaser of an election under
         Section 83(b) as to Restricted Shares purchased under the Plan shall in no way affect or impair the Company's right to repurchase such Restricted Shares as provided in Subparagraph 9(d), above.

                  (c) Notice of Election. If a Purchaser makes an election under
         Section 83(b) as to any of the Restricted Shares for which the Purchaser has been granted a CER, such Purchaser shall be entitled to payment of such CER only if the Purchaser notifies the Secretary of the Company of such election within thirty (30) days of such election.

11.  CESSATION OF EMPLOYEE STATUS

                  (a) Any Holder who ceases to be an Employee due to retirement on such Holder's normal retirement date (as defined in the Manpower Inc. Retirement Plan or any successor plan providing retirement benefits) or due to early retirement with the consent of the Committee shall have:

                           (1) One (1) year from the date of such cessation to
                  exercise any Option granted hereunder as to all or part of the Shares subject to such Option; provided, however, that no Incentive Stock Option shall be exercisable subsequent to ten
                  (10) years after its date of grant, and provided further that on the date the Holder ceases to be an Employee, he then has a present right to exercise such Option; and

                           (2) The continuing right to exercise any Purchase
                  Right granted hereunder after the date of such cessation; provided, however, that no Purchase Right shall be exercisable subsequent to sixty (60) days after its date of grant, and provided further that on the date the Holder ceases to be an Employee, he then has a present right to exercise such Purchase Right.

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                  (b) Any Holder who ceases to be an Employee due to Disability shall have:

                           (1) One (1) year from the date of such cessation to
                  exercise any Option granted hereunder as to all or part of the Shares subject to such Option; provided, however, that no Incentive Stock Option shall be exercisable subsequent to ten
                  (10) years after its date of grant, and provided further that on the date the Holder ceases to be an Employee, he then has a present right to exercise such Option; and

                           (2) The continuing right to exercise any Purchase
                  Right granted hereunder after the date of such cessation; provided, however, that no Purchase Right shall be exercisable subsequent to sixty (60) days after its date of grant, and provided further that on the date the Holder ceases to be an Employee, he then has a present right to exercise such Purchase Right.

                  (c) In the event of the death of a Holder while an Employee, any Option or Purchase Right theretofore granted to such Holder shall, as to all or any part of the Shares subject to such Option or Purchase Right, be exercisable:

                           (1) For one (1) year after the Holder's death in the
                  case of an Option, but in no event later than ten (10) years from its date of grant in the case of an Incentive Stock Option;

                           (2) For the remaining term of a Purchase Right, but
                  in no event later than sixty (60) days from its date of grant;

                           (3) Only (A) by the deceased Holder's designated
                  beneficiary (such designation to be made in writing at such time and in such manner as the Committee shall approve or prescribe), or, if the deceased Holder dies without a surviving designated beneficiary, (B) by the personal representative, administrator, or other representative of the estate of the deceased Holder, or by the person or persons to whom the deceased Holder's rights under the Option or Purchase Right shall pass by will or the laws of descent and distribution; and

                           (4) Only to the extent that the deceased Holder would
                  have been entitled to exercise such Option or Purchase Right on the date of the Holder's death.

         A Holder who has designated a beneficiary for purposes of Subparagraph 11(c)(3)(A), above, may change such designation at any time, by giving written notice to the Committee, subject to such conditions and requirements as the Committee may prescribe in accordance with applicable law.

                  (d) If a Holder ceases to be an Employee for a reason other than those specified above, to the extent an Option or Purchase Right is not effectively exercised prior to such cessation, it shall lapse immediately upon such cessation, unless the Committee shall, in its sole discretion, make other provisions for exercise not inconsistent with the terms of the Plan or applicable law.

                  (e) The Committee may in its sole discretion increase the periods permitted for exercise of an Option or a Purchase Right if a Holder ceases to be an Employee as provided in Subparagraphs 11(a),
         (b), (c) and (d), above, if allowable under applicable law; provided, however, in no event shall an Incentive Stock Option be exercisable subsequent to ten (10) years after its date of grant, and in no event shall a Purchase Right be exercisable subsequent to sixty (60) days after the date of grant of such Purchase Right.

                  (f) The Plan shall not confer upon any Holder any right with respect to continuation of employment by the Company or a Subsidiary, nor shall it interfere in any way with the right of the Company or such Subsidiary to terminate any Holder's employment at any time.

12.  TRANSFERABILITY

                  (a) Except as otherwise provided in this Paragraph 12, Options, Purchase Rights, SARs and CERs granted to a Holder under this Plan shall be not transferable, and during the lifetime of the Holder shall be exercisable only by the Holder. A Holder shall have the right to transfer the Options, Purchase Rights, SARs and CERs granted to such Holder upon such Holder's death, either pursuant to a beneficiary designation described in Subparagraph 11(c)(3)(A), above, or, if the deceased Holder dies without a surviving designated beneficiary, by the terms of such Holder's will or under the laws of descent and distribution, subject to the limitations set forth in Paragraph 11, above, and all such distributees shall be subject to all terms and conditions of this Plan to the same extent as would the Holder, except as otherwise expressly provided herein or as determined by the Committee.

                  (b) An Option Agreement may provide that Options are transferable to members of a Holder's immediate family, to trusts for the benefit of such immediate family members, and to partnerships in which such family members are the only partners. For purposes of the preceding sentence, "immediate family" shall mean a Holder's children, grandchildren, and spouse.

13.  EXERCISE

         An Option Agreement or Purchase Right Agreement may provide for exercise of its respective Option or Purchase Right in such amounts and at such times as shall be specified therein; provided, however, except as provided in Paragraph 11, above, no Option or Purchase Right may be exercised unless the Holder is then in the employ of the Company or a Subsidiary and shall have been continuously so employed since its date of grant. A Purchase Right granted under the Plan shall not be exercisable at any time at which the purchase price (as provided in Subparagraph 9(c), above) is greater than ten percent (10%) of the then fair market value per

Share, as determined by the Committee in conformity with applicable laws and regulations of the Securities and Exchange Commission. An Option or Purchase Right shall be exercisable by a Holder's giving written notice of exercise to the Secretary of the Company accompanied by payment of the required exercise or purchase price. The Holder who elects to exercise a SAR shall so notify the Secretary of the Company in writing, and, in conjunction therewith, the Holder's Option Agreement shall be appropriately amended or cancelled. The Company shall have the right to delay the issue or delivery of any Shares under the Plan until
(a) the completion of such registration or qualification of such Shares under any federal or state law, ruling or regulation as the Company shall determine to be necessary or advisable, and (b) receipt from the Holder of such documents and information as the Committee may deem necessary or appropriate in connection with such registration or qualification.

14.  SECURITIES LAWS

         Each Option Agreement and Purchase Right Agreement shall contain such representations, warranties and other terms and conditions as shall be necessary in the opinion of counsel to the Company to comply with all applicable federal and state securities laws.

15.  ADJUSTMENT PROVISIONS

         In the event of any stock dividend, split-up, recapitalization, merger, consolidation, combination or exchange of shares, or the like, as a result of which shares of any class shall be issued in respect of the outstanding Shares, or the Shares shall be changed into the same or a different number of the same or another class of stock, or into securities of another person, cash or other property (not including a regular cash dividend), the total number of Shares authorized to be offered in accordance with Paragraph 3, the number of Shares subject to each outstanding Option and Purchase Right, the exercise price applicable to each such Option and Purchase Right, and/or the consideration to be received upon exercise of each such Option, Purchase Right, SAR or CER shall be adjusted as deemed equitable by the Committee. In addition, the Committee shall, in its sole discretion, have authority to provide, in appropriate cases, for (i) waiver in whole or in part, of any remaining restrictions or vesting requirements in connection with any Option, Purchase Right, SAR or CER hereunder and/or (ii) the conversion of outstanding Options, Purchase Rights, SARs or CERs into cash or other property to be received in certain of the transactions specified in the preceding sentence upon effectiveness of such transactions. Any adjustment, waiver, conversion or the like carried out by the Committee under this Paragraph shall be conclusive and binding for all purposes of the Plan.

16.  TIME OF GRANTING

         Nothing contained in the Plan or in any resolution adopted or to be adopted by the Board of Directors or the shareholders of the Company and no action taken by the Committee shall constitute the granting of any Option or Purchase Right hereunder. The granting of an Option pursuant to the Plan shall take place only when a written Option Agreement shall have been duly executed by and on behalf of the Company. The granting of a Purchase Right pursuant to the

Plan shall take place only when a Purchase Right Agreement shall have been duly executed by and on behalf of the Company.

17.  TAXES

                  (a) The Company shall be entitled to pay or withhold the amount of any tax which it believes is required as a result of the grant or exercise of any Option, SAR, Purchase Right or CER under the Plan, and the Company may defer making delivery with respect to cash and/or Shares obtained pursuant to exercise of any Option, SAR, Purchase Right or CER until arrangements satisfactory to it have been made with respect to any such withholding obligations. An Employee exercising an Option may, at his election, satisfy his obligation for payment of withholding taxes either by having the Company retain a number of Shares having an aggregate Market Price on the date the Shares are withheld equal to the amount of the withholding tax or by delivering to the Company Shares already owned by the Employee having an aggregate Market Price on the business day immediately preceding the day on which such Shares are delivered equal to the amount of the withholding tax.

                  (b) An Employee who owns Restricted Shares may, at his election, satisfy his obligation for payment of withholding taxes by either having the Company withhold from the shares to be delivered upon lapse of the restrictions a number of Shares having an aggregate Market Price on the date the Shares are withheld equal to the amount of the withholding tax or by delivering to the Company Shares already owned by the Employee having an aggregate Market Price on the business day immediately preceding the day on which such Shares are delivered equal to the amount of the withholding tax.

18.  EFFECTIVENESS OF THE PLAN

         The Plan, as approved by the Company's Board of Directors, shall become effective as of the date of such approval.

19.  TERMINATION AND AMENDMENT

         Unless the Plan shall theretofore have been terminated as hereinafter provided, no Incentive Stock Option hereunder shall be granted after December 31, 2000. The Board of Directors of the Company may terminate the Plan or make such modifications or amendments thereof as it shall deem advisable, including, but not limited to, such modifications or amendments as it shall deem advisable in order to conform to any law or regulation applicable thereto, and, including, but not limited to, modifications or amendments for the purpose of complying with, or taking advantage of, income or other tax or legal requirements or practices of foreign countries which are applicable to Employees; provided, however, that the Board of Directors may not, unless otherwise permitted under federal law, without further approval of the holders of a majority of the Shares voted at any meeting of shareholders at which a quorum is present and voting, adopt any amendment to the Plan for which shareholder approval is required under tax, securities or any other applicable law, including, but not limited to, any amendment to the Plan which would cause the Plan to no longer comply with Rule 16b-3 of the Exchange Act or any successor rule or other regulatory requirements. No termination, modification or amendment of the Plan may, without the consent of the Holder, adversely affect the rights of such Holder under an outstanding Option or Purchase Right then held by the Holder.

         The Committee may amend, modify or terminate an outstanding Option, Purchase Right, SAN or CER, including, but not limited to, substituting another award of the same or of a different type, changing the date of exercise, or converting an Incentive Stock Option into a Nonstatutory Stock Option; provided, however, that the Holder's consent to such action shall be required unless the Committee determines that the action, taking into account any related action, would not materially and adversely affect the Holder.

20.  OTHER BENEFIT AND COMPENSATION PROGRAMS

         Payments and other benefits received by an Employee under an Option, Purchase Right, SAR or CER granted pursuant to the Plan shall not be deemed a part of such Employee's regular, recurring compensation for purposes of the termination, indemnity or severance pay law of any country and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company or any Subsidiary unless expressly so provided by such other plan, contract or arrangement, or unless the Committee expressly determines otherwise.

21.  RULE 16B-3

                  (a) It is intended that the Plan meet all of the requirements of Rule 16b-3 of the Exchange Act. If any provision of the Plan would disqualify the Plan, or would not comply with, Rule 16b-3, such provision shall be construed or deemed amended to conform to Rule 16b-3.

                  (b) Any election by an Employee subject to Section 16 of the Exchange Act, pursuant to Paragraph 6(d) or 17 hereof, may be made only during such times as permitted by Rule 16b-3 and may be disapproved by the Committee any time after the election.

                                    SECTION B

1.  GENERAL

                  (a) Except to the extent not inconsistent with the terms specifically set out below, this Section B incorporates all of the provisions of Section A. This Section B of the Plan shall apply to Employees who are employed in the United Kingdom; and shall be referred to below as the "Scheme." This Section B, as restated, became effective on __________, 1998 following the approval of certain amendments by the Board of Directors of the Company and the Board of Inland Revenue.

                  (b) SARs shall not be granted in tandem with Options granted to Employees under the Scheme.

                  (c) Neither Nonstatutory Stock Options, nor Purchase Rights, nor CERs shall be granted to Employees under the Scheme.

                  (d) Except as otherwise indicated herein, all Options granted under the Scheme shall be subject to the provisions of Section A relating to "Incentive Stock Options," except that such Options shall not be required to be specified to be "Incentive Stock Options."

2.  DEFINITIONS

         In this Scheme the following words and expressions have the following meanings except where the context otherwise requires:

                  (a) "Act" shall mean the Income and Corporation Taxes Act
         1988.

                  (b) "Approval" shall mean approval under Schedule 9.

                  (c) "Approved Scheme" shall mean a share option scheme, other than a savings-related share option scheme, approved under Schedule 9.

                  (d) "Employee" shall mean any employee of the Company or its Subsidiaries, provided that no person who is precluded from participating in the Scheme by paragraph 8 of Schedule 9 shall be regarded as an Employee.

                  (e) "Exercise Price" shall mean the Market Price as defined in Paragraph 2 of Section A for the business day immediately preceding the date of grant of an Option unless the Committee determines, in its sole discretion, to apply, in addition or alternatively, the following definition. The Committee, in its sole discretion, may determine that "Exercise Price" shall mean the following:

                           (i) If, at the date of grant, Shares are listed on
                  the London Stock Exchange, then the Exercise Price shall be an amount equal to the middle market quotation of a Share on the day prior to the date of grant of the Option as ascertained from the Daily Official List of the London Stock Exchange; or

                           (ii) If, at the date of grant, Shares are not listed
                  on the London Stock Exchange, then the Exercise Price shall be such amount as the Committee considers represents the market value of a Share and is agreed in advance for the purposes of the Scheme with the Shares Valuation Division of the Inland Revenue, provided that the Exercise Price shall not be less than the par value of a Share.

                  (f) "London Stock Exchange" shall mean London Stock Exchange Limited or its successor body operating the London Stock Exchange.

                  (g) "Redundancy" shall mean dismissal by reason of redundancy within the meaning of the Employment Rights Act 1996.

                  (h) "Revenue Limit" shall mean (pound)30,000 or such other amount as may from time to time be the appropriate limit for the purpose of paragraph 28(1) of Schedule 9.

                  (i) "Schedule 9" shall mean Schedule 9 to the Act.

                  (j) "Share" shall mean $0.01 par value common stock of the Company which satisfies the conditions of paragraphs 10 to 14 of
         Schedule 9.

                  (k) "Subsidiary" shall mean a company which is for the time being a subsidiary of the Company within the meaning of Section 736 of the Companies Act 1985.

         Other words or expressions, so far as not inconsistent with the context, have the same meanings as in Schedule 9.

         Any reference to a statutory provision shall be deemed to include that provision as the same may from time to time hereafter be amended or re-enacted.

3.  LIMITS

         The aggregate market value of Shares which the Employee may acquire in pursuance of rights obtained under the Scheme or under any other Approved Scheme established by the Company or by any associated company (within the meaning of Section 187(2) of the Act) of the Company (and not exercised), such aggregate market value being determined at the time the rights are obtained, shall not exceed the Revenue Limit.

4.  TERMS OF OPTIONS

                  (a) No Option granted under the Scheme may be transferred, assigned, charged or otherwise alienated. The provisions of Paragraph 12 of Section A shall not apply for the purposes of this Scheme.

                  (b) An Option granted under the Scheme shall not be exercised by a Holder at any time when he is ineligible to participate by virtue of paragraph 8 of Schedule 9.

                  (c) As provided in Paragraph 13 of Section A an Option shall be exercised by notice in writing given by the Holder to the Secretary of the Company accompanied by payment of the required Exercise Price which must be satisfied in cash. The provisions of Subparagraph 6(d) of Section A shall not apply for the purposes of this Scheme.

                  (d) For the purposes of this Scheme, Subparagraph 11(a)(1) of Section A shall read:

                           "Six (6) months (or such longer period as the
                  Committee may in its absolute discretion think fit) from the date of such cessation to exercise any Option granted hereunder as to all or part of the Shares subject to such Option; provided, however, that no Option shall be exercisable subsequent to ten (10) years after its date of grant, and provided further that on the date the Holder ceases to be an Employee, he then has a present right to exercise such Option; and"

                  (e) For the purposes of this Scheme, Subparagraph 11(b) of Section A shall read:

                           "Any Holder who ceases to be an Employee due to
                  Disability, injury, Redundancy, or his employer ceasing to be a Subsidiary or the operating division by which he is employed being disposed of by a Subsidiary or the Company shall have:

                           (1) One (1) year from the date of such cessation due
                  to Disability to exercise any Option granted hereunder as to all or part of the Shares subject to such Option; provided, however, that no Option shall be exercisable subsequent to ten
                  (10) years after its date of grant, and provided further that on the date the Holder ceases to be an Employee, he then has a present right to exercise such Option; and

                           (2) Six (6) months from the date of such cessation
                  due to injury, Redundancy, or his employer ceasing to be a Subsidiary or the operating division by which he is employed being disposed of by a Subsidiary or the Company to exercise any Option granted hereunder as to all or part of the Shares subject to such Option; provided, however, that no Option shall be exercisable subsequent to ten (10) years after its date of grant, and provided further that on the date the

                  Holder ceases to be an Employee, he then has a present right to exercise such Option."

                  (f) For the purposes of this Scheme, Subparagraph 11(c)(3) of Section A shall read:

                         "Only by the personal representative, administrator or
                  the representative of the estate of the deceased Holder;"

                  (g) For the purposes of this Scheme, Subparagraph 11(e) of Section A shall read:

                           "The Committee may in its sole discretion increase
                  the periods permitted for exercise of an Option as provided in Subparagraphs 11(a), (b), (c) and (d) above; provided, however, in no event shall an Option be exercisable subsequent to ten (10) years after its date of grant, except under Subparagraph 11(c) when an Option shall be exercisable subsequent to ten (10) years after its date of grant, provided that such Option is exercised within one (1) year after the Holder's death."

5.  ADJUSTMENTS

         The adjustment provisions in the first sentence of Paragraph 15 of Section A shall apply for the purposes of this Scheme, provided that no such adjustment shall be made without the prior approval of the Board of Inland Revenue and the class of Shares subject to Options shall not be altered unless following such alteration, the shares would comply with Paragraphs 10 to 14 of
Schedule 9.

6.  ADMINISTRATION OR AMENDMENT

                  (a) The Scheme shall be administered under the direction of the Committee as set out in Section A provided that:

                           (i) for so long as the Committee determines that the
                  Scheme is to be an Approved Scheme no amendment shall be made without the prior approval of the Board of Inland Revenue; and

                           (ii) if an amendment is proposed at a time when the
                  Scheme is an Approved Scheme the Committee shall notify the Board of Inland Revenue prior to making such amendment.